SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 19, 1998
                Date of Report (Date of earliest event reported)


                              PMCC FINANCIAL CORP.
             (Exact name of Registrant as specified in its charter)


        Delaware                    1-7614                     11-3404072
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)



                               3 Expressway Plaza
                            Roslyn Heights, NY 11577


                                 (516) 625-3000
              (Registrant's telephone number, including area code)


                                Page 1 of 4 Pages
                         Exhibit Index Appears at Page 2


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     Item 5. Other Events

     PMCC Financial Corp. (the "Company"), announced today, August 19, 1998 that its Board of Directors has authorized the repurchase of up to 100,000 shares of the Company's common stock (the "Common Stock"). The Company plans to repurchase the stock in the open market. The timing of repurchases and number of shares actually repurchased will depend on a variety of factors, such as price and other market considerations. The Company currently has approximately 3,750,000 shares outstanding.

     Reference is made to the Company's related press release attached hereto as
Exhibit 99.01 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).


     Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits:

     99.01 Press Release dated August 19, 1998.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PMCC FINANCIAL CORP.

     Date: August 19, 1998

                                                  By: /s/Ronald Friedman
                                                     -------------------
                                                  Name:  Ronald Friedman
                                                  Title: President and
                                                         Chief Executive Officer